                                                Amendment #1
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                       EFFECTIVE December 15, 2003

                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY
                                              (THE COMPANY)
                                                   And
                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

1.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

         US/Canadian Residents

         For policy risk  amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER will automatically  reinsure  under this  Agreement  an amount equal to 26.68% times 50% of the policy risk amount.  Once the M Life Insurance  Company has reached its retention  limit,  THE REINSURER will  automatically  reinsure  under this  Agreement  an amount  equal to 33.34% times 50% of the policy risk  amount.  M Life  Insurance  Company's  retention  limit is $1 million per life.  The portion  reinsured  with THE REINSURER  under this  Agreement  (26.68% or 33.34%) is known as the
         YRT Percentage.

         For policy risk amounts where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure  under one or more  Other YRT  Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to
         53.32% times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance
         Company has exceeded its retention  limit,  THE COMPANY will reinsure under one or more Other YRT
         Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to  66.66%  times 50% of the  policy  risk amount.  The total policy risk amount to be reinsured  through this  Agreement  and all Other YRT
         Agreements  will not exceed 50% of the First  Layer of  Coverage  amounts  shown in  Schedule  A,
         Section 5.

              Example 1 - (M Life has full capacity of $1 million  available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $1 million  (i.e., 10% times $10 million) under the Modco Agreement and THE REINSURER will reinsure $1,334,000 (i.e., 26.68%
              times 50% times $10 million) under this Agreement.

              Example 2 - (M Life has capacity of $200,000 available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $1,600,400  (i.e.,
              26.68% times 50% of the first $2 million plus 33.34% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 3 - (M Life has no capacity) - If the policy risk amount is $10  million, THE
              REINSURER will reinsure $1,667,000   (i.e., 33.34% times 50% of the policy risk amount)
              under this Agreement.

         Non US/Canadian Residents

         For policy risk  amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER will automatically  reinsure  under this  Agreement,  an amount equal to 8.89% times 50% of the policy risk amount.  Once the M Life Insurance  Company has reached its retention  limit,  THE REINSURER will  automatically  reinsure  under this  Agreement  an amount  equal to 11.11% times 50% of the policy risk  amount.  M Life  Insurance  Company's  retention  limit is $1 million per life.  The portion  reinsured with THE REINSURER under this Agreement  (8.89% or 11.11%) is known as the YRT
         Percentage.

         For policy risk amounts where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure  under one or more  Other YRT  Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to
         71.11% times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance
         Company has exceeded its retention  limit,  THE COMPANY will reinsure under one or more Other YRT
         Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to  68.89%  times 50% of the  policy  risk amount.  The total policy risk amount to be reinsured  through this  Agreement  and all Other YRT
         Agreements  will not exceed 50% of the First  Layer of  Coverage  amounts  shown in  Schedule  A,
         Section 5.

2.       SCHEDULE B, Section 6, NET AMOUNT AT RISK, shall be replaced by the following:

         The policy net amount at risk is equal to the excess of the death benefit over the contract fund.  The portion of the net amount at risk reinsured under this Agreement is equal to the product of the YRT Percentage times 50% of the policy net amount at risk.

         Changes in the net amount at risk can result from increases, as well as decreases in the face amount.  These changes can also result from changes in the contract fund, i.e., changes due to unit value fluctuations, the assessment of contract fees and charges, the crediting of interest and the addition or withdrawal of funds.  Changes in the net amount at risk can also result from changes in the death benefit needed to meet the definition of life insurance once a policy enters the "corridor."

         Changes in the reinsured portion of the net amount at risk will depend on whether the retention limit of M Life Insurance Company has been reached.  These changes will operate as follows:

a.        Increase in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT
                  Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to  X% times 50%
                  of the new policy net amount at risk will be reinsured under one or more Other YRT
                  Agreements with THIRD-PARTY REINSURERS, where X is derived as follows:

1.       For the portion of the policy whereby M Life Insurance Company can retain its 10% share up to its retention limit, X% is equal to 80% minus the YRT Percentage.

2.       For the portion of the policy whereby Life Insurance Company has exceeded its retention limit,
                                      X% is equal to 100% minus the YRT Percentage.

                           Example 1 - The policy amount is $1 million, the contract fund is $400,000 and the net amount at risk is $600,000.  With respect to 50% of the policy risk amount addressed by this Agreement,  $60,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $80,040 i.e., ($600,000 x 26.68% x 50%) is reinsured under this Agreement, and
                           $159,960 i.e., ($600,000 x (80% - 26.68%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $60,000 is retained by THE COMPANY and $240,000 is ceded to the THIRD-PARTY REINSURERS.

                           There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $2 million, the net amount at risk is increased to $1.6 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $160,000 is reinsured with
                           M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $213,440 i.e., ($1.6 million x 26.68% x 50%) is reinsured under this
                           Agreement, and  $426,560 i.e., ($1.6 million x (80% - 26.68%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

                           Example 2 - The policy amount is $35 million, the contract fund is $5 million and the net amount at risk is $30 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $4,668,000 i.e., [($10 million x  26.68% x 50%) + ($20 million x 33.34% x
                           50%)] is reinsured under this Agreement, and $9,332,000 i.e., [($10 million x
                           (80% - 26.68%) x 50%) + ($20 million x (100% - 33.34%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,000,000 is retained by THE COMPANY and $12,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is increased to $40 million, the net amount at risk is increased to $35 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement,  $1 million is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the
                           Preamble,$5,501,500  i.e., [($10 million x 26.68% x 50%) + ($25  million x
                           33.34% x 50%)] is reinsured under this Agreement, and  $10,998,500  i.e.,
                           [($10 million x (80% - 26.68%) x 50%) + ($25 million x (100% - 33.34%) x 50%)]
                           is reinsured under one or more Other YRT Agreements with THIRD-PARTY
                           REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $3,500,000 is retained by THE COMPANY and $14,000,000 is ceded to the
                           THIRD-PARTY REINSURERS.

                           Example 3 - The policy amount is $10.5  million, the contract fund is
                           $500,000  and the net amount at risk is $10  million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $1,334,000  i.e., ($10 million x 26.68% x 50%) is reinsured under this Agreement, and $2,666,000  i.e., ($10  million x (80% - 26.68%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $1 million  is retained by THE COMPANY and $4 million  is ceded to the THIRD-PARTY REINSURERS.

                           There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $11  million, the net amount at risk is increased to $10.5  million.  In this instance, with respect to 50% of
                           the policy risk amount addressed by this Agreement, $1 million   is reinsured
                           with M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $1,417,350    i.e., [($10 million x 26.68% x 50%) + ($500,000 x
                           33.34% x 50%)]    is reinsured under this Agreement, and  $2,832,650   i.e.,
                           [($10 million x (80% - 26.68%) x 50%) + ($500,000 x (100% - 33.34%) x 50%)]
                           is reinsured under one or more Other YRT Agreements with THIRD-PARTY
                           REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $1,050,000  is retained by THE COMPANY and $4,200,000  is ceded to the
                           THIRD-PARTY REINSURERS.

b.       Decrease in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT
                  Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to X% times 50%
                  of the new policy net amount at risk will be reinsured under one or more Other YRT
                  Agreements with THIRD-PARTY REINSURERS, where X is derived as defined in Section 6a above.

                           Example 4 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $160,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $213,440 i.e., ($1.6 million x 26.68% x 50%) is reinsured under this
                           Agreement, and $426,560 i.e., ($1.6 million x (80% - 26.68%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $1 million, the net amount at risk is decreased to $600,000.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $60,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement, as described in the Preamble,
                           $80,040 i.e., ($600,000 x 26.68% x 50%)  is reinsured under this Agreement, and  $159,960 i.e., ($600,000 x (80% - 26.68%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $60,000 is retained by THE COMPANY and $240,000 is ceded to the THIRD-PARTY REINSURERS.

                           Example 5 - The policy amount is $40 million, the contract fund is $5 million and the net amount at risk is $35 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $5,501,500 i.e., [($10 million x 26.68% x 50%) + ($25 million x 33.34% x 50%)]
                           is reinsured under this Agreement, and $10,998,500  i.e., [($10 million x (80%
                           - 26.68%) x 50%) + ($25 million x (100% - 33.34%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,500,000 is retained by THE
                           COMPANY and $14,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $35 million, the net amount at risk is decreased to $30 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $4,668,000 i.e., [($10  million x  26.68% x 50%) + ($20  million x 33.34% x
                           50%)] is reinsured under this Agreement, and  $9,332,000 i.e., [($10 million x
                           (80% - 26.68%) x 50%) + ($20  million x (100% - 33.34%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3,000,000 is retained by THE COMPANY and $12,000,000 is ceded to the THIRD-PARTY REINSURERS.

                           Example 6 - The policy amount is $11  million, the contract fund is $500,000 and the net amount at risk is $10.5  million.  With respect to 50% of the
                           policy risk amount,  $1 million   is reinsured with M Life Insurance Company
                           under the Modco Agreement as described in the Preamble, $1,417,350  i.e.,
                           [($10 million x  26.68% x 50%) + ($500,000 x 33.34% x 50%)]    is reinsured
                           under this Agreement, and $2,832,650  i.e., [($10 million x (80% - 26.68%) x
                           50%) + ($500,000 x (100% - 33.34%) x 50%)]    is reinsured under one or more
                           Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $1,050,000  is retained by THE
                           COMPANY and $4,200,000  is ceded to the THIRD-PARTY REINSURERS.

                           If the face amount is decreased to $10.5  million, the net amount at risk is decreased to $10  million.  In this instance, with respect to 50% of the policy risk amount, $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,334,000 i.e., ($10 million x 26.68% x 50%) is reinsured under this Agreement, and  $2,666,000
                           i.e., ($10 million x (80% - 26.68%)x 50%) is reinsured under one or more Other
                           YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50%
                           of the policy risk amount, $1 million is retained by THE COMPANY and $4 million  is ceded to the THIRD-PARTY REINSURERS.

c.       Termination of a non-MPVUL Policy which Results in Additional Capacity at M Life Insurance
                  Company - The portion of the policy net amount at risk reinsured under this Agreement will be decreased by the amount of additional capacity at the M Life Insurance Company made available by the termination of the non-MPVUL policy.

                           Example 7 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount, $0 is reinsured with M Life Insurance Company under the Modco
                           Agreement as described in the Preamble (because the M Life Insurance Company retention limit was reached entirely as a result of a non-MPVUL policy),
                           $266,720 i.e., i.e., ($1.6 million x 33.34% x 50%) is reinsured under this
                           Agreement, and $533,280 i.e., ($1.6 million x (100% - 33.34%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the THIRD-PARTY REINSURERS.

                            If the non-MPVUL policy is terminated, thereby making available an additional
                           10% capacity at the M Life Insurance Company, then that capacity will be utilized for the $2 million MPVUL policy.  In that instance, the policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is
                           $1.6 million.  With respect to 50% of the policy risk amount $160,000 is reinsured with the M Life Insurance Company under the Modco Agreement as described in the Preamble,  $213,440 i.e., ($1.6 million x 26.68% x 50%) is reinsured under this Agreement and $426,560 i.e., ($1.6 million x (80% -
                           26.68%) x 50%) is reinsured under one or more Other YRT Agreements with
                           THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $160,000 is retained by THE COMPANY and $640,000 is ceded to the
                           THIRD-PARTY REINSURERS.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
January 1, 2006.

------------------------------------------------------------ -------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------ -------------------------------------------------------

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                               Amendment #2
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                       EFFECTIVE December 15, 2003

                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY
                                              (THE COMPANY)

                                                   And

                                  TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

3.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

       The portion reinsured with THE REINSURER under this Agreement is known as the YRT Percentage.
       The YRT Percentage varies depending on the effective date of the policy as described in the remainder of this section.

       For Policies With Effective Dates Prior to January 19, 2005

       For policy risk amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the  mortality  risk under the Modco  Agreement  described  in the  Preamble,  THE  REINSURER  will automatically  reinsure  under this  Agreement  an amount  equal to 26.68%  times 50% of the policy risk amount.  Once the M Life  Insurance  Company has reached its  retention  limit,  THE REINSURER will  automatically  reinsure  under  this  Agreement  an amount  equal to 33.34%  times 50% of the policy risk amount.  For policies  effective  prior to January 1, 2006, M Life Insurance  Company's retention  limit is $400,000 per life.  For policies  effective  prior to January 19, 2005, the YRT
       Percentage refers to 26.68% or 33.34%.

       For policy risk amounts  where the M Life  Insurance  Company has  capacity,  THE COMPANY will also reinsure under one or more Other YRT Agreements with  THIRD-PARTY  REINSURERS  amounts up to 53.32%
       times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance  Company has  exceeded  its  retention  limit,  THE  COMPANY  will  reinsure  under  one or more  Other  YRT
       Agreements with  THIRD-PARTY  REINSURERS  amounts up to 66.66% times 50% of the policy risk amount.
       The total policy risk amount to be reinsured  through this  Agreement and all Other YRT  Agreements will not exceed 50% of the First Layer of Coverage amounts shown in Schedule A, Section 5.

              Example 1 - (M Life has full capacity of $400,000  available) - If the policy risk amount is $4  million, the M Life Insurance Company will retain $400,000  (i.e., 10% times $4 million) under the Modco Agreement and THE REINSURER will reinsure 533,600  (i.e., 26.68%
              times 50% times $4 million) under this Agreement.

              Example 2 - (M Life has capacity of $200,000 available) - If the policy risk amount is $4 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $600,200  (i.e., 26.68%
              times 50% of the first $2 million plus 33.34% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 3 - (M Life has no capacity) - If the policy risk amount is $4 million, THE
              REINSURER will reinsure $666,800  (i.e., 33.34% times 50% of the policy risk amount) under this Agreement.

       For Policies With Effective Dates Between January 19, 2005 and September 27, 2006

         US/Canadian Residents

         For policy risk  amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER will automatically  reinsure  under this  Agreement  an amount equal to 30.00% times 50% of the policy risk amount.  Once the M Life Insurance  Company has reached its retention  limit,  THE REINSURER will  automatically  reinsure  under this  Agreement  an amount  equal to 37.50% times 50% of the policy  risk  amount.  For  policies  effective  prior  to  January  1,  2006,  M Life  Insurance
         Company's  retention  limit is  $400,000  per life.  For  policies  effective  January 1, 2006 or later,  M Life  Insurance  Company's  retention  limit  is $1  million  per  life.  For  policies effective  on or after  January 19, 2005 and prior to  September  28,  2006,  the YRT  Percentage refers to 30.00% or 37.50%.

         For policy risk amounts where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure  under one or more  Other YRT  Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to
         50.00% times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance
         Company has exceeded its retention  limit,  THE COMPANY will reinsure under one or more Other YRT
         Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to  62.50%  times 50% of the  policy  risk amount.  The total policy risk amount to be reinsured  through this  Agreement  and all Other YRT
         Agreements  will not exceed 50% of the First  Layer of  Coverage  amounts  shown in  Schedule  A,
         Section 5.

              Example 4 - (M Life has full capacity of $1 million  available) - If the policy risk amount is $10  million, the M Life Insurance Company will retain $1 million  (i.e., 10% times $10 million) under the Modco Agreement and THE REINSURER will reinsure $ 1,500,000  (i.e.,
              30.00% times 50% times $10  million) under this Agreement.

              Example 5 - (M Life has capacity of $200,000 available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $1,800,000  (i.e.,
              30.00% times 50% of the first $2 million plus 37.50% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 6 - (M Life has no capacity) - If the policy risk amount is $10 million, THE
              REINSURER will reinsure $ 1,875,000  (i.e., 37.50% times 50% of the policy risk amount)
              under this Agreement.

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure under this Agreement an amount equal to 20.00% times
         50% of the policy risk amount regardless of M Life Insurance Company's capacity.

       For Policies With Effective Dates of September 28, 2006 or Later

         US/Canadian Residents

         For policy risk  amounts  where the M Life  Insurance  Company has capacity to retain a 10% share of the mortality  risk under the Modco  Agreement  described in the Preamble,  THE REINSURER will automatically  reinsure  under this  Agreement  an amount equal to 34.30% times 50% of the policy risk amount.  Once the M Life Insurance  Company has reached its retention  limit,  THE REINSURER will  automatically  reinsure  under this  Agreement  an amount  equal to 42.86% times 50% of the policy  risk  amount.  For  policies  effective  January  1,  2006  or  later,  M Life  Insurance
         Company's  retention  limit is $1 million per life. For policies  effective on or after September
         28, 2006, the YRT Percentage refers to 34.30% or 42.86%.

         For policy risk amounts where the M Life  Insurance  Company has capacity,  THE COMPANY will also reinsure  under one or more  Other YRT  Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to
         45.70% times 50% of the policy risk amount.  For policy risk amounts  where the M Life  Insurance
         Company has exceeded its retention  limit,  THE COMPANY will reinsure under one or more Other YRT
         Agreements  with  THIRD-PARTY  REINSURERS  amounts  up to  57.14%  times 50% of the  policy  risk amount.  The total policy risk amount to be reinsured  through this  Agreement  and all Other YRT
         Agreements  will not exceed 50% of the First  Layer of  Coverage  amounts  shown in  Schedule  A,
         Section 5.

              Example 7 - (M Life has full capacity of $1 million  available) - If the policy risk amount is $10  million, the M Life Insurance Company will retain $1 million  (i.e., 10% times $10 million) under the Modco Agreement and THE REINSURER will reinsure $ 1,715,000  (i.e.,
              34.30% times 50% times $10  million) under this Agreement.

              Example 8 - (M Life has capacity of $200,000 available) - If the policy risk amount is $10 million, the M Life Insurance Company will retain $200,000 (i.e., 10% of the first $2 million) under the Modco Agreement and THE REINSURER will reinsure $2,057,400  (i.e.,
              34.30% times 50% of the first $2 million plus 42.86% times 50% of the policy risk amount in excess of $2 million) under this Agreement.

              Example 9 - (M Life has no capacity) - If the policy risk amount is $10 million, THE
              REINSURER will reinsure $ 2,143,000  (i.e., 42.86% times 50% of the policy risk amount)
              under this Agreement.

         Non US/Canadian Residents

         THE REINSURER will automatically reinsure under this Agreement an amount equal to 20.00% times
         50% of the policy risk amount regardless of M Life Insurance Company's capacity.

4.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the
         Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
           Ages:         18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          Ages:          18 - 65         $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
          Ages:          18 - 65         $50,000,000                 $35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $40,000,000                 $25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $35,000,000                 $15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $15,000,000                 $10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $10,000,000                 $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:   18 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

       For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE
       REINSURER on that life under this Agreement will not exceed the amounts in the following tables:

        For Policies With Effective Dates Prior to January 19, 2005

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65            $ 8,335,000                 $ 5,834,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 6,668,000                 $ 4,167,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 5,834,500                 $ 2,500,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 2,500,500                 $ 1,667,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 1,667,000                  $ 833,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $ 833,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 250,050                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70        $1,111,222           $ 833,500             None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75        $ 833,500            $ 555,611             None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70        $1,112,000          $ 834,000             None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $ 834,000           $ 556,000             None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

        For Policies With Effective Dates Between January 19, 2005 and September 27, 2006

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65             $9,375,000                  $6,562,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $7,500,000                  $4,687,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $6,562,500                  $2,812,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $2,812,500                  $1,875,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $1,875,000                   $937,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85              $937,500                      None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $281,250                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $666,600            $500,000              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $500,000            $333,300              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70        $2,000,000         $1,500,000             None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $1,500,000         $1,000,000             None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

        For Policies With Effective Dates of September 28, 2006 or Later

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
           Ages:         18 - 65            $10,715,000                  $7,500,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $8,572,000                  $5,357,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $7,500,500                  $3,214,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $3,214,500                  $2,143,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $2,143,000                  $1,071,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $1,071,500                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $321,450                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:  18 - 70         $666,600            $500,000              None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75         $500,000            $333,300              None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:   18 - 70        $2,000,000         $1,500,000             None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $1,500,000         $1,000,000             None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

5.       SCHEDULE B, Section 6, NET AMOUNT AT RISK, shall be replaced by the following:

         The policy net amount at risk is equal to the excess of the death benefit over the contract fund.  The portion of the net amount at risk reinsured under this Agreement is equal to the product of the YRT Percentage times 50% of the policy net amount at risk.

         Changes in the net amount at risk can result from increases as well as decreases in the face amount.  These changes can also result from changes in the contract fund, i.e., changes due to unit value fluctuations, the assessment of contract fees and charges, the crediting of interest and the addition or withdrawal of funds.  Changes in the net amount at risk can also result from changes in the death benefit needed to meet the definition of life insurance once a policy enters the "corridor."

         Changes in the reinsured portion of the net amount at risk will depend on whether the retention limit of M Life Insurance Company has been reached.  These changes will operate as follows:

         All examples in this section assume US/Canadian residents and policy effective dates on or after September 28, 2006.  For policies covering US/Canadian residents with policy effective dates prior to September 28, 2006 and policies covering non US/Canadian residents, the calculation would be the same except that the YRT Percentage and M Life Insurance Company's retention limit may be different.

a.       Increase in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT
                  Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to  X% times 50%
                  of the new policy net amount at risk will be reinsured under one or more Other YRT
                  Agreements with THIRD-PARTY REINSURERS, where X is derived as follows:

1.       For the portion of the policy whereby M Life Insurance Company can retain its 10% share up to its retention limit, X% is equal to 80% minus the YRT Percentage.

2.       For the portion of the policy whereby M Life Insurance Company has exceeded its retention limit, X% is equal to 100% minus the YRT Percentage.

                           Example 1 - The policy amount is $1 million, the contract fund is $400,000 and the net amount at risk is $600,000.  With respect to 50% of the policy risk amount addressed by this Agreement,  $60,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $102,900 (i.e., $600,000 x 34.30% x 50%) is reinsured under this Agreement, and $137,100 (i.e., $600,000 x (80% - 34.30%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $180,000 is retained by THE COMPANY and $120,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $2 million, the net amount at risk is increased to $1.6 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $160,000 is reinsured with
                           M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $274,400 (i.e., $1.6 million x 34.30% x 50%) is reinsured under this
                           Agreement, and  $365,600 (i.e., $1.6 million x (80% - 34.30%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $480,000 is retained by THE COMPANY and $320,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 2 - The policy amount is $35 million, the contract fund is $5 million and the net amount at risk is $30 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $6,001,000 [i.e., ($10 million x  34.30% x 50%) + ($20 million x 42.86% x
                           50%)] is reinsured under this Agreement, and $7,999,000 [i.e., ($10 million x
                           (80% - 34.30%) x 50%) + ($20  million x (100% - 42.86%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $9,000,000 is retained by THE COMPANY and $6,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is increased to $40 million, the net amount at risk is increased to $35 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement,  $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $7,072,500  [i.e., ($10 million x 34.30% x 50%) + ($25 million x 42.86% x
                           50%)] is reinsured under this Agreement, and  $9,427,500 [i.e., ($10 million x
                           (80% - 34.30%) x 50%) + ($25 million x (100% - 42.86%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $10,500,000 is retained by THE COMPANY and $7,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 3 - The policy amount is $10.5 million, the contract fund is $500,000 and the net amount at risk is $10 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $1,715,000 (i.e., $10 million x 34.30% x 50%) is reinsured under this
                           Agreement, and $ 2,285,000  (i.e., $10 million x (80% - 34.30%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $3 million is retained by THE COMPANY and $2 million  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           There is no other insurance retained by M Life Insurance Company on the same insured.  If the face amount is increased to $11 million, the net amount at risk is increased to $10.5 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million is reinsured with M Life Insurance Company under the Modco Agreement as described in the
                           Preamble, $1,822,150  [i.e., ($10 million x 34.30% x 50%) + ($500,000  x
                           42.86% x 50%)]  is reinsured under this Agreement, and  $2,427,850  [i.e.,
                           ($10 million x (80% - 34.30%) x 50%) + ($500,000  x (100% - 42.86%) x 50%)]
                           is reinsured under one or more Other YRT Agreements with THIRD-PARTY
                           REINSURERS.  With respect to the remaining 50% of the policy risk amount,
                           $3,150,000  is retained by THE COMPANY and $2,100,000  is ceded to the
                           THIRD-PARTY REINSURERS under other reinsurance agreements.

c.       Decrease in Policy Net Amount at Risk - (Assumes M Life Insurance Company has capacity to retain its 10% share up to its retention limit) - An amount equal to the YRT
                  Percentage, as defined in Schedule A, times 50% of the new policy net amount at risk will be reinsured under this Agreement.  In addition, an amount equal to X% times 50%
                  of the new policy net amount at risk will be reinsured under one or more Other YRT
                  Agreements with THIRD-PARTY REINSURERS, where X is derived as defined in Section 6a above.

                           Example 4 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $160,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $274,400 (i.e., $1.6 million x 34.30% x 50%) is reinsured under this
                           Agreement, and $365,600 (i.e., $1.6 million x (80% - 34.30%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $480,000 is retained by THE COMPANY and $320,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $1 million, the net amount at risk is decreased to $600,000.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $60,000 is reinsured with M Life
                           Insurance Company under the Modco Agreement, as described in the Preamble,
                           $102,900 (i.e., $600,000 x 34.30% x 50%) is reinsured under this Agreement, and  $137,100 (i.e., $600,000 x (80% - 42.86%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $180,000 is retained by THE COMPANY and $120,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 5 - The policy amount is $40 million, the contract fund is $5 million and the net amount at risk is $35 million.  With respect to 50% of the policy risk amount addressed by this Agreement,  $1 million is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $7,072,500  [i.e., ($10 million x 34.30% x 50%) + ($25 million x 42.86% x
                           50%)] is reinsured under this Agreement, and $9,427,500  [i.e., ($10 million x
                           (80% - 34.30%) x 50%) + ($25 million x (100% - 42.86%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $10,500,000 is retained by THE COMPANY and $7,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $35 million, the net amount at risk is decreased to $30 million.  In this instance, with respect to 50% of the policy risk amount addressed by this Agreement, $1 million  is reinsured with M Life
                           Insurance Company under the Modco Agreement as described in the Preamble,
                           $6,001,000  [i.e., ($10 million x  34.30% x 50%) + ($20 million x 42.86% x
                           50%)] is reinsured under this Agreement, and  $7,999,000  [i.e., ($10 million
                           x (80% - 34.30%) x 50%) + ($20 million x (100% - 42.86%) x 50%)] is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $9,000,000 is retained by THE COMPANY and $6,000,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           Example 6 - The policy amount is $11 million, the contract fund is $500,000 and the net amount at risk is $10.5 million.  With respect to 50% of the policy risk amount, $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,822,150  [i.e.,
                           ($10 million x  34.30% x 50%) + ($500,000 x 42.86% x 50%)]  is reinsured under this Agreement, and $2,427,850  [i.e., ($10 million x (80% - 34.30%) x 50%) +
                           ($500,000 x (100% - 42.86%) x 50%)]    is reinsured under one or more Other
                           YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50%
                           of the policy risk amount, $3,150,000  is retained by THE COMPANY and
                           $2,100,000  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                           If the face amount is decreased to $10.5  million, the net amount at risk is decreased to $10  million.  In this instance, with respect to 50% of the policy risk amount, $1 million  is reinsured with M Life Insurance Company under the Modco Agreement as described in the Preamble, $1,715,000  (i.e., $10 million x 34.30% x 50%) is reinsured under this Agreement, and  $2,285,000
                           (i.e., $10  million x (80% - 34.30%)x 50%) is reinsured under one or more
                           Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $3 million  is retained by THE
                           COMPANY and $2 million  is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

d.       Termination of a non-MPVUL Policy which Results in Additional Capacity at M Life Insurance
                  Company - The portion of the policy net amount at risk reinsured under this Agreement will be decreased by the amount of additional capacity at the M Life Insurance Company made available by the termination of the non-MPVUL policy.

                           Example 7 - The policy amount is $2 million, the contract fund is $400,000 and the net amount at risk is $1.6 million.  With respect to 50% of the policy risk amount, $0 is reinsured with M Life Insurance Company under the Modco
                           Agreement as described in the Preamble (because the M Life Insurance Company retention limit was reached entirely as a result of a non-MPVUL policy),
                           $342,880 (i.e., $1.6 million x 42.86% x 50%) is reinsured under this
                           Agreement, and $457,120 (i.e., $1.6 million x (100% - 42.86%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.
                           With respect to the remaining 50% of the policy risk amount, $480,000 is retained by THE COMPANY and $320,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

                            If the non-MPVUL policy is terminated, thereby making available an additional
                           10% capacity at the M Life Insurance Company, then that capacity will be utilized for the $2 million MPVUL policy.  In that instance, with respect to
                           50% of the policy risk amount, $160,000 is reinsured with the M Life Insurance
                           Company under the Modco Agreement as described in the Preamble,  $274,400
                           (i.e., $1.6 million x 34.30% x 50%) is reinsured under this Agreement and
                           $365,600 (i.e., $1.6 million x (80% - 34.30%) x 50%) is reinsured under one or more Other YRT Agreements with THIRD-PARTY REINSURERS.  With respect to the remaining 50% of the policy risk amount, $480,000 is retained by THE COMPANY and $320,000 is ceded to the THIRD-PARTY REINSURERS under other reinsurance agreements.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
January 19, 2005.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                               Amendment #3
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                       EFFECTIVE December 15, 2003

                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY
                                              (THE COMPANY)

                                                   And

                              TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

6.       Section 7, AUTOMATIC REINSURANCE TERMS, shall be replaced by the following:

     THE REINSURER agrees to automatically accept contractual risks on the life insurance policies shown in Schedule A, subject to the following requirements:

a.       CONVENTIONAL   UNDERWRITING.   Automatic  reinsurance  applies  only  to  insurance  applications underwritten  by THE COMPANY  according  to THE  COMPANY's  conventional  underwriting  and issue rules and  practices.  Upon request,  THE COMPANY shall provide THE REINSURER  with a copy of its current underwriting and issue rules and practices.

         From time to time,  it may be  appropriate  for THE  COMPANY or THE  REINSURER  to request of the other party changes in the  underwriting  rules and  practices.  The party  requesting the change must provide a 120-day  advance  written  notice to the other party before the effective  date of such  change.  Recognition  of  reinsurance  premium  rates  related  to  these  changes  must be
         determined   within  the  120-day  period.   If  the  underwriting   change  or  rate  change  is
         unacceptable  to either party,  this Agreement may be  unilaterally  terminated for acceptance of new business with a 90-day written termination notice to the other party.

b.       RESIDENCE  AND TRAVEL.  To be eligible for automatic  reinsurance,  each insured must either be a resident  of the  United  States  or  Canada  at the time of issue or be a  resident  of  another country  that  meets THE  COMPANY's  special  underwriting  requirements  pertaining  to  foreign residence.

         Applications  with Foreign  Travel qualify for automatic  reinsurance  except when such travel is to  a  country  specifically  not  allowed  under  THE  COMPANY's  foreign  travel  requirements.
         "Foreign Travel" is defined as no more than three months outside the United States or Canada.

c.       OCCUPATION.  To be eligible  for  automatic  reinsurance,  the insured must not be employed in an occupation as shown in the Occupation Exclusion List in Schedule A.

d.       AUTOMATIC  ACCEPTANCE  LIMIT.  For any policy to be reinsured  under automatic  reinsurance,  the face amount shall not exceed the Automatic Acceptance Limit as shown in Schedule A.

e.       JUMBO LIMIT.  For any policy to be reinsured  under  automatic  reinsurance,  the total amount of insurance  in force and  applied for in all  companies  shall not exceed the Jumbo Limit as shown in Schedule A.

f.       MINIMUM  CESSION.  The  minimum  amount  of  reinsurance  per  cession  that THE  REINSURER  will accept is shown in Schedule A.

g.       FACULTATIVE  QUOTES.  The risk  shall  not have  been  submitted  on a  facultative  basis to THE
         REINSURER or any other reinsurer.

2.       SCHEDULE A, Section 5, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

     For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the
     Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
             Ages:       18 - 65            $60,000,000                 $55,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $49,000,000                 $44,000,000                   $35,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $26,500,000                 $23,500,000                   $16,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $22,000,000                 $19,000,000                   $11,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $13,500,000                 $11,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $5,350,000                  $4,350,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:      18 - 65           $50,000,000                 $50,000,000                   $40,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $40,000,000                 $40,000,000                   $34,500,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $40,000,000                 $40,000,000                   $23,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $23,500,000                 $23,500,000                   $15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $19,000,000                 $19,000,000                   $10,500,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $11,500,000                 $10,500,000                      None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90             $4,350,000                  $3,350,000                      None
          =========== =============== ========================= ============================= ============================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 - 70       $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

     For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of Coverage amounts shown in the following tables:

         US/Canadian Residents

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       18 - 65          $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:  18 -70        $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71-75         $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76-90             None                None                None
          =========== ========= ===================== ================= =====================

     For any policy to be reinsured under automatic reinsurance, the amounts reinsured with THE
     REINSURER on that life will not exceed the amounts in the following tables:

         US/Canadian Residents

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:      18 - 65           $10,715,000                  $7,500,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70             $8,572,000                  $5,357,500
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75             $7,500,500                  $3,214,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77             $3,214,500                  $2,143,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80             $2,143,000                  $1,071,500
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85             $1,071,500                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90              $321,450                      None
          =========== =============== ========================= =============================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:  18 - 70         $2,000,000         $1,500,000             None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $1,500,000         $1,000,000             None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

3.       SCHEDULE A, Section 6, JUMBO LIMIT, shall be replaced by the following:

     For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the amounts in the following tables:

         US/Canadian Residents

          ===================== ====================== ================== ===================
                                No Substandard Rating     Class A - D        Class E - H
          --------------------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
               Ages:  18-75          $65,000,000          $65,000,000        $65,000,000
          ----------- --------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
                      81-85          $30,000,000          $30,000,000        $30,000,000
          ----------- --------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
                      86-90          $10,000,000          $10,000,000        $10,000,000
          =========== ========= ====================== ================== ===================

     Note:  When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies, of which THE COMPANY is aware, exceeds $50,000,000, THE REINSURER must be notified and THE COMPANY shall provide the amount being issued.

         Non US/Canadian Residents

          ===================== ====================== ================== ===================
                                No Substandard Rating     Class A - E        Class F - H
          --------------------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
               Ages:  18-75          $35,000,000          $35,000,000        $35,000,000
          =========== ========= ====================== ================== ===================

4.       SCHEDULE A, Section 8, FOREIGN TRAVEL EXCLUSIONS is deleted from this Agreement.

5.       SCHEDULE A, Section 9, FOREIGN RESIDENCE EXCLUSIONS is deleted from this Agreement.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of
December 1, 2007.

------------------------------------------------------------ -------------------------------------------------------
PRUCO LIFE INSURANCE COMPANY                                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:________________________________                          By:______________________________

Title:_______________________________                        Title:_____________________________

Date:_______________________________                         Date:_____________________________

By:________________________________                         By:______________________________

Title:_______________________________                       Title:_____________________________

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                               Amendment #4
                                                  to the
                                        AUTOMATIC AND FACULTATIVE
                               YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                        EFFECTIVE January 19, 2005
                                                 Between
                                       PRUCO LIFE INSURANCE COMPANY
                                              (THE COMPANY)
                                                   And
                              TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                             (THE REINSURER)

The parties hereby agree to the following:

1.       Section 22, RECAPTURE, shall be replaced by the following:

RECAPTURE

At any time during the term of the Agreement, THE COMPANY may elect to recapture in full the coverage reinsured under this Agreement for no additional recapture fee or settlement in the event of the occurrence of any of the following.

a)   Non-payment of reinsurance claims that are sixty (60) days past due from THE REINSURER provided that (i) the claims are not in dispute; (ii) THE COMPANY is current on its reporting and premium payments for policies reinsured under this Agreement; (iii)  THE COMPANY has provided claim proofs and relevant documentation requested by THE REINSURER; and (iv) THE COMPANY provides THE REINSURER with 30- day prior written notice of its intent to recapture sent by certified mail to THE
     REINSURER's General Counsel and the claim payment is not received within that 30- day period.

     If THE REINSURER pays a claim solely to avoid recapture, THE REINSURER will maintain the right to review and dispute the claim and obtain reimbursement of such payment if the parties agree or an arbitration panel determines the claim is not covered by this Agreement.  This right will have no time limit.  THE REINSURER and THE COMPANY agree to act in utmost good faith regarding such matters.

b)       Any action taken by THE REINSURER or any action failed to be taken by THE REINSURER that results in THE COMPANY not being able to take the maximum credit for the reinsurance provided under this Agreement on its statutory financial statements in its state of domicile provided that if the parties do not agree that THE REINSURER's action or inaction is the cause of THE COMPANY's inability to take credit for the reinsurance provided by this Agreement the issue shall be submitted to arbitration in accordance with the provisions of Section 26 of this Agreement.

c)       THE REINSURER no longer has an information security program that meets the requirements of the
     Gramm Leach Bliley Act for the handling of Personal Information or THE REINSURER is unable to prevent a recurrence of a Security Incident, as described in the subsection of the 'CONFIDENTIALITY
     AND PRIVACY OF PERSONAL INFORMATION' provision entitled 'Confidentiality of Personal Information'.

d)       THE REINSURER is deemed insolvent as described in Section 25.

e)       A change in reinsurance premium rates that is unacceptable to THE COMPANY.

f)       The assignment of THE REINSURER's rights and obligations under this Agreement to another unaffiliated party without the consent of THE COMPANY, which shall not be withheld unreasonably.

In addition, at any time after the twentieth policy anniversary, THE COMPANY may elect to recapture all or an appropriate portion of the coverage reinsured under this Agreement to reflect increases in the maximum retention limits for THE COMPANY and all of its affiliates, collectively, subsequent to the date of policy issue.  These maximum retention limits as of the effective date of this Agreement are equal to the amounts shown in the Risk Retention Limits table shown in Schedule A.  The portion of the coverage that may be recaptured must be directly related to the increase in the limits.  To illustrate, if the maximum retention limits are increased by 100%, then the portion that may be recaptured from all reinsurers of the policies reinsured under this Agreement would be equal to 100% of the portion of each reinsured policy that is retained by THE COMPANY.  Furthermore, the portion that may be recaptured from
THE REINSURER would be determined as THE REINSURER's prorata share of the total portion reinsured with all reinsurers.

If THE COMPANY elects to recapture the risks ceded to THE REINSURER under this Agreement as stated
above, it will do so by giving written notice to THE REINSURER's General Counsel.  Upon the delivery of such notice, all of the risks previously ceded under each of the policies subject to this Agreement shall be recaptured, effective as of the date specified in THE COMPANY's notice.  If THE COMPANY does not specify in the written notice the date that such recapture is to be effective, then the recapture shall be effective immediately upon THE REINSURER's receipt of the notice.

If a policy is recaptured, THE REINSURER will pay THE COMPANY the unearned reinsurance premium within thirty (30) days following the date of recapture.  THE REINSURER shall not be liable, under this
Agreement, for any claims incurred after the date of recapture, but shall remain liable for all claims incurred on or prior to the date of recapture.

2.       Section 29, CONFIDENTIALITY, shall be replaced by the following:

CONFIDENTIALITY AND PRIVACY OF PERSONAL INFORMATION

Confidentiality of  Confidential Information

"Confidential Information" includes, but is not limited to any and all financial data, statistics, programs, research, developments, information relating to either party's insurance and financial products, planned or existing computer systems architecture and software, data, product pricing and underwriting systems and processes and information of either party as well as third party confidential information to which either party has access.  Notwithstanding the foregoing, Confidential Information does not include any information which (a) was rightfully known to or already in the possession of the receiving party prior to disclosure, (b) becomes part of the public domain without breach of this
Agreement by the receiving party, (c) was independently developed by the receiving party or any of its employees without references to or use of the disclosing party's Confidential Information, (d) a third party rightfully disclosed to the receiving party without violating any obligations of confidence, or
(e) falls under the definition of Personal Information as described in the Confidentiality of Personal
Information section below.

(a).  Protection of  Confidential  Information.  The receiving  party shall (i) not copy the  Confidential
Information  except as necessary for the purpose of internal  administration  of this  Agreement  (ii) not publish,  disseminate or otherwise  disclose the Confidential  Information to any third party,  other than its  employees,  agents  or  independent  contractors  with a need to know and who are  bound  by  similar confidentiality  obligations  (iii)  not  use the  Confidential  Information  in any  fashion  except  for purposes of  fulfilling  the  obligations  under this  Agreement and (iv) take steps  consistent  with its protection  of its own  confidential  and  proprietary  information  (but in no event  exercise  less than reasonable care) to prevent unauthorized disclosure of the Confidential Information.

(b).  Disclosure of  Confidential  Information.  Notwithstanding  the  requirements  above,  the receiving party may disclose  Confidential  Information of the disclosing party as may be required by law (including court order or subpoena or  regulatory  requirement),  provided  that the  receiving  party shall use best efforts  to (i)  provide  the  disclosing  party at least  ten  (10)  days  prior  written  notice  before disclosing such  information,  but in any event shall provide such notice to the disclosing  party as soon as reasonably  practicable  and (ii) cooperate  with the efforts of the  disclosing  party to preserve the confidentiality of the Confidential Information to the fullest extent permitted by law.

(c).  Non-Disclosure  of Agreement  Terms.  Neither party shall  disclose the terms and conditions of this
Agreement  without  the prior  written  consent of the other  party,  except  that each party may (1) make such  disclosures as are necessary to comply with  applicable  laws,  rules and  regulations or regulatory requirements  or as necessary to enforce this  Agreement  and (2) disclose the terms of this  Agreement to
(A) such party's auditors,  attorneys,  bankers or investment bankers, as necessary for their rendition of services to a party and (B) investors, potential investors and their accountants,  retrocessionaires,  tax advisors,  counsel,  and  bankers,  provided  any  such  third  party  is  subject  to  an  obligation  of confidentiality and non-use with respect to the terms of this Agreement.

(d).  Mutual  Cooperation.  Each  party  shall  notify  promptly  and  cooperate  with the other  party in enforcing the disclosing  party's  rights if such party becomes aware of a threatened or actual  violation of the  confidentiality  requirements set forth herein.  Upon reasonable  request by the disclosing party, the receiving party shall provide copies of the  confidentiality  agreements  entered into with its agents or independent contractors.

(e).  Injunctive  Relief.  Each  party  acknowledges  that  the  disclosure  or use of the  other  party's
Confidential  Information in violation of this Agreement could cause or threaten  irreparable harm to such other party for which  monetary  damages may be difficult to  ascertain or provide an  inadequate  remedy.
Each party  therefore  agrees that the other party,  in addition to any other rights and remedies to which such other party may be entitled under this  Agreement or by law, shall be entitled to seek  injunctive or other equitable relief for any violation of this Article.

(f). Destruction of Confidential Information.  Upon termination of this Agreement, all parties to this
Agreement shall destroy all Confidential Information, except for Confidential Information legally required to be maintained or required to be maintained pursuant to its record retention requirements.
Upon written request, each party will provide all other parties a letter signed by an officer of such party that certifies such party has either destroyed or is retaining applicable Confidential
Information, and, if retained, when such Confidential Information will be destroyed.

Confidentiality of Personal Information

"Personal Information," which means information provided by or at the direction of THE COMPANY, or to which access was provided in the course of THE REINSURER's performance of its obligations under this
Agreements that (i) identifies an individual (by name, signature, address, telephone number or other unique identifier), or  (ii) that can be used to authenticate that individual (including, without limitation, passwords or PINs, biometric data, unique identification numbers, answers to security questions, or other personal identifiers).  An individual's social security number, even in isolation, is Personal Information. THE COMPANY's business contact information is not by itself Personal
Information.

(a).  Protection  of  Personal  Information  - The  REINSURER  acknowledges  that  in  the  course  of its engagement  by THE  COMPANY,  THE  REINSURER  may  receive  or have  access to  Personal  Information.  In recognition of the foregoing, THE REINSURER covenants and agrees that:

i.       It will keep and maintain all Personal  Information  in strict  confidence,  using such degree of care as is appropriate to avoid unauthorized use or disclosure;

ii.      It  will  use  and  disclose  Personal  Information  solely  for  the  purposes  for  which  such information,  or access to it, is provided pursuant to the terms of this Agreement,  and will not use or disclose such  information  for THE  REINSURER's own purposes or for the benefit of anyone other than THE COMPANY;

iii.     It will not,  directly  or  indirectly,  disclose  Personal  Information  to anyone  outside  THE
         COMPANY,  except  retrocessionaires,  advisors or agents of THE REINSURER who have a need to know such  Personal  Information  in  the  ordinary  course  of  THE  REINSURER's  performance  of its obligation  under the Agreement or with THE COMPANY's  prior written  consent as permitted  under the terms of this Agreement; and

(b).  Disposal of Personal  Information - It shall, upon the earlier of (i) completion of an engagement or termination of this Agreement,  (ii) determination that it has no need for Personal Information,  or (iii)
at any time THE COMPANY requests,  dispose of all records,  electronic or otherwise  (including all backup records and/or other copies thereof)  regarding or including any Personal  Information  that THE REINSURER may then possess or control  except as may be required to be retained in accordance  with THE  REINSURER's obligations  under  this  Agreement  or  Document  Retention  Policy  (Personal  Information  retained  in connection with this policy will continue to be subject to any duties of  confidentiality  imposed by this
Agreement or as otherwise  required by law).  Disposal may be achieved,  at THE COMPANY's option,  through prompt delivery of the records to THE COMPANY or destruction  pursuant to THE  REINSURER's  written policy governing such destruction and in a manner that renders the records  unreadable and  undecipherable by any means.  Upon any  occurrence of (a),  (b), or (c) above,  an  authorized  officer of THE  REINSURER  shall promptly  certify in writing to THE COMPANY,  that all such  Personal  Information  has been  destroyed or returned.

(c).  Disclosure of Personal Information -  THE REINSURER shall be permitted to disclose Personal
Information only to its employees and permitted subcontractors (individually an "Employee" and collectively, "Employees"), retrocessionaires, advisors, or agents having a need to know such information in connection with the performance of its obligations under this Agreement.  THE REINSURER shall instruct all Employees who have access to Personal Information as to their obligations under this
Agreement and any retrocessionaires, advisors or agents of THE REINSURER receiving Personal Information shall be subject to a contractual obligation of confidentiality and non-use with respect to the terms of this Agreement.  THE REINSURER shall be responsible for all Employees' compliance with the terms of this
Agreement.  Further, to facilitate performance of the services under this Agreement and to the extent permitted by law, THE REINSURER may disclose such Personal Information 1) to auditors during the course of external audits,  2) as required or permitted by an arbitration panel or actuary deciding a dispute arising under this Agreement, 3) as required by applicable law, court order or by any legitimate regulatory authority, or 4) to consult any tax advisor regarding the U. S. federal income tax treatment or tax structure of this transaction.  If THE REINSURER is required by law to disclose Personal
Information, THE REINSURER shall promptly notify THE COMPANY in writing in advance of such disclosure, and reasonably cooperate with THE COMPANY's efforts to obtain an appropriate order related to the disclosed materials.

(d).  Injunctive  Relief  - THE  REINSURER  acknowledges  that the  unauthorized  disclosure  of  Personal
Information  may  cause  irreparable  injury  to THE  COMPANY  and  damages,  which  may be  difficult  to ascertain.  Therefore,  THE COMPANY  shall,  upon a disclosure  or  threatened  disclosure of any Personal
Information,  be entitled to equitable  relief including  injunction and specific  performance as a remedy for a threatened or actual unauthorized disclosure of Personal Information.

(e).  Mutual Cooperation - THE REINSURER shall advise THE COMPANY of any known attempts to obtain unauthorized access to Personal Information within twenty four (24) hours of learning of the attempts.
THE REINSURER shall notify THE COMPANY, promptly and without unreasonable delay, but in no event more than twenty four (24) hours of learning that unauthorized access to, disclosure of, or breach in the security of Personal Information (a "Security Incident") may have occurred.  Thereafter, THE REINSURER shall, at its own cost and expense:

i.       Promptly furnish to THE COMPANY full details of the Security Incident;

ii.      Assist and cooperate fully with THE COMPANY in THE COMPANY's investigation of THE REINSURER,
     Employees or third parties related to the Security Incident, including but not limited to providing
     THE COMPANY with reasonable physical access to the facilities and operations affected, facilitating interviews with employees and others involved in the matter, and making available all relevant records, logs, files, and data;

iii.     Cooperate with THE COMPANY in any litigation or other formal action against third parties deemed necessary by THE COMPANY to protect its rights; and

iv.      Promptly use its best efforts to prevent a recurrence of any such Security Incident.

(f). Compliance by THE REINSURER - THE REINSURER  certifies that its treatment of Personal  Information is in compliance with applicable laws and/or  regulations  with respect to privacy and data security and that it has implemented and currently maintains an information  security program that includes  administrative,
technical,   and  physical  safeguards  to  (i)  ensure  the  security  and  confidentiality  of  Personal
Information,  (ii) to protect against any  anticipated  threats or hazards to the security or integrity of
such  Personal   Information  and  (iii)  to  protect  against   unauthorized   access  to,   destruction,
modification,  disclosure  or use of  Personal  Information  which  could  result in  substantial  harm or inconvenience  to THE COMPANY,  or to any person who may be identified by such Personal  Information.  THE
COMPANY may request that THE REINSURER  certify in writing its material  compliance  with this Section (f)
from time to time, but no more frequently than semiannually or as the parties mutually agree.

If THE REINSURER no longer has an information security program that meets the requirements of the Gramm
Leach Bliley Act for the handling of Personal Information or THE REINSURER is unable to prevent a recurrence of a Security Incident as described above, THE COMPANY reserves the right to terminate this agreement for new business and/or recapture all inforce business immediately upon written notice to THE
REINSURER.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of October 1,
2007.

PRUCO LIFE INSURANCE COMPANY                              TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

By:____________________________________                   By:____________________________________

Title:___________________________________                 Title:___________________________________

Date:___________________________________                  Date:___________________________________

By:____________________________________                   By:____________________________________

Title:___________________________________                 Title:___________________________________

Date:___________________________________                  Date:___________________________________